UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 22, 2026

Standard BioTools Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34180 (Commission File Number)	77-0513190 (I.R.S. Employer Identification Number)
50 Milk Street, 10th Floor Boston, Massachusetts 02109
(Address of principal executive offices and zip code)
(650) 266-6000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	LAB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On July 22, 2026, Standard BioTools Inc. (NASDAQ: LAB) (the “Company”) received a notification letter (the “Notice”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (the “Nasdaq”) indicating that the Company did not meet the minimum bid price requirement set forth in Nasdaq’s Listing Rules for continued listing on The Nasdaq Global Select Market. The Notice follows a 30-day period during which the Company’s share price closed below the $1.00 threshold established under Nasdaq Listing Rule 5450(a)(1) (the “Minimum Bid Price Requirement”). Under Nasdaq Listing Rule 5810(c)(3)(A), the occurrence of a closing bid price below $1.00 per share for a period of 30 consecutive business days triggers an automatic compliance period of 180 calendar days.

The Notice has no immediate effect on the listing or trading of the Company’s common stock on The Nasdaq Global Select Market, which will continue to trade uninterrupted on Nasdaq under the ticker “LAB”. The Notice also does not affect the ongoing business operations of the Company or its reporting requirements with the Securities and Exchange Commission.

The Company now has a period of 180 calendar days from the date of the Notice, or until January 19, 2027, to regain compliance with the Minimum Bid Price Requirement for a minimum of 10 consecutive business days. Should the Company meet all other continued listing standards for The Nasdaq Global Select Market, the Company may be eligible for an additional 180-day compliance period (unless the Staff exercises its discretion to extend this ten-day period pursuant to Nasdaq Listing Rule 5810(c)(3)(H)). To qualify, the Company would need to transfer the listing of its common stock to The Nasdaq Capital Market and meet the continued listing requirement for the market value of publicly held shares and all other initial listing standards, with the exception of the Minimum Bid Price Requirement. To effect such a transfer, the Company would also need to pay an application fee to Nasdaq and would need to provide written notice to the Staff of the Company’s intention to cure the deficiency during the additional compliance period, for example, by implementing a reverse stock split, if necessary.

The Company intends to work toward restoring compliance within the prescribed timeframe. However, there can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price Requirement or that the Staff will grant the Company a further extension of time to regain compliance, if applicable.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 24, 2026	STANDARD BIOTOOLS INC.

		By:	/s/ Alex Kim
		Name:	Alex Kim
		Title:	Chief Financial Officer